SEI INSTITUTIONAL INVESTMENTS TRUST

SIIT U.S. Managed Volatility Fund
SIIT Global Managed Volatility Fund
(each, a "Fund" and, collectively, the "Funds")

Supplement dated November 13, 2020
to the Prospectus dated September 30, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds.

Addition of Secondary Benchmark for the SIIT U.S. Managed Volatility Fund

In the Fund Summary for the Fund, under the heading titled "Performance Information," under the sub-heading titled "Average Annual Total Returns (for the periods ended December 31, 2019)," the following text is hereby added:

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 75/25 Blended Benchmark, which consists of the MSCI USA Minimum Volatility Index and the Russell 3000 Value Index. The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.

In addition, under the same sub-heading, the table is hereby deleted and replaced with the following:
U.S. Managed Volatility Fund	1 Year	5 Years	10 Years	Since Inception (12/31/2008)
Return Before Taxes	23.94%	10.01%	13.51%	13.67%
Return After Taxes on Distributions	22.06%	7.27%	10.53%	10.87%
Return After Taxes on Distributions and Sale of Fund Shares	15.37%	7.27%	10.17%	10.45%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%	14.69%
The Fund's 75/25 Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	27.63%	11.54%	13.70%	14.16%

Addition of Secondary Benchmark for the SIIT Global Managed Volatility Fund

In the Fund Summary for the Fund, under the heading titled "Performance Information," under the sub-heading titled "Average Annual Total Returns (for the periods ended December 31, 2019)," the following text is hereby added:

This table compares the Fund's average annual total returns to those of a broad-based index and one additional index, the MSCI World Minimum Volatility Index. The foregoing indexes, when considered together, may provide investors with a useful comparison of the Fund's overall performance.

In addition, under the same sub-heading, the table is hereby deleted and replaced with the following:
Global Managed Volatility Fund	1 Year	Since Inception (1/29/2016)
Return Before Taxes	20.59%	11.39%
Return After Taxes on Distributions	19.07%	9.62%
Return After Taxes on Distributions and Sale of Fund Shares	12.94%	8.43%
MSCI World Index Return (reflects no deduction for fees or expenses)	27.67%	13.30%
MSCI World Minimum Volatility Index (USD) (reflects no deduction for fees or expenses)	23.17%	11.77%

In addition, under the section titled "More Information about the Funds' Benchmark Indexes," each of the following paragraphs are hereby added in the appropriate alphabetical order thereof:

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to publicly-traded companies domiciled in the U.S. and is weighted to provide the lowest absolute risk within a given set of constraints.

The MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets countries, weighted for exposure to the lowest absolute risk within a given set of restraints.

The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1311 (11/20)